                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.  )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                         VISX, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which the transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                               PRELIMINARY PROXY

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 1996

To the Stockholders:

    The Annual Meeting of Stockholders of VISX, Incorporated (the "Company") will be held on Friday, May 17, 1996 at 9:00 a.m., local time, at the Company's principal executive offices located at 3400 Central Expressway, Santa Clara, California 95051 for the following purposes:

    1. To elect five directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

    2.  To ratify the adoption of amended and restated Bylaws of the Company;

    3.  To ratify the adoption of the 1995 Directors' Option Plan;

    4.  To ratify the adoption of the 1995 Stock Plan;

    5. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock;

    6. To approve an amendment to the Company's Restated Certificate of Incorporation to authorize a class of Preferred Stock;

    7.  To adopt a form of Indemnification Agreement;

    8. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1996; and

    9. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 1, 1996 are entitled to notice of, and to vote at, the meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

                                          For The Board Of Directors

                                          Katrina J. Church
                                          SECRETARY

Santa Clara, California
April 2, 1996

                             YOUR VOTE IS IMPORTANT
    IT IS IMPORTANT THAT ALL STOCKHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, IN ORDER TO ASSURE YOUR REPRESENTATION WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING REPLY ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE ANNUAL MEETING.

                               PRELIMINARY PROXY

                               VISX, INCORPORATED

                                ----------------

                                PROXY STATEMENT
                      1996 ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL

    These proxy materials are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISX, Incorporated (the "Company") for the Annual Meeting of Stockholders to be held on May 17, 1996 at 9:00 a.m., local time, and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at the Company's principal executive offices located at 3400 Central Expressway, Santa Clara, California. The telephone number at the meeting location is (408) 733-2020. This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card will be mailed to stockholders on or about April 2, 1996.

PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING AND SOLICITATION

    The Company's Common Stock is the only class of security entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on April 1, 1996 will be entitled to vote on all matters to come before the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon. On April 1, 1996, there were
approximately        shares of Common Stock outstanding and entitled to vote  at the Annual Meeting.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's Transfer Agent. The Inspector will also determine whether or not a quorum is present. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on April 1, 1996 will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-votes.

    Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. If no specification is made, the shares will be voted FOR Proposals 1, 2, 3, 4, 5, 6, 7, and 8, and, in the proxy holders' discretion, as to other matters that may properly come before the Annual Meeting. If a broker indicates on the enclosed proxy or its substitute that the broker does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter.

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional soliciting material furnished to stockholders. The Company may retain the services of Morrow and Company, Inc. or other proxy solicitors to solicit proxies, for which the Company estimates that it would pay fees not to exceed an aggregate of $10,000. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, facsimile, or personal communication by directors, officers, regular employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

REVOCABILITY OF PROXIES

    You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company, Katrina J. Church, at the Company's principal executive offices, before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING.

    Stockholder proposals that are intended to be presented at the Company's annual meeting of stockholders to be held in 1997 must be received by the Company no later than December 13, 1996 in order to be included in the proxy statement and related proxy materials.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received for the Company's five nominees named below, all of whom are currently directors of the Company, except for Mr. Galiardo. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than five persons. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified.

    The names of the nominees, and certain information about them, are set forth below:

ELIZABETH H. DAVILA                                          DIRECTOR SINCE 1995

Ms. Davila, 51, has been Executive Vice President and Chief Operating Officer of the Company since May 1995, and a Director since December 1995. From 1977 to 1994, Ms. Davila held senior management positions with Syntex Corporation which included Vice President of Quality and Reengineering, Vice President and Director of the Drug Development Optimization Program, Vice President of Marketing and Sales for the Syva Company Diagnostics Division and Vice President of Marketing and Sales of the Syntex Ophthalmics Division.

GLENDON E. FRENCH                                            DIRECTOR SINCE 1995

Mr. French, 61, has been a Director of the Company since May 1995. He served as Chairman and Chief Executive Officer of Imagyn Medical, Inc. ("Imagyn") from February 1992 until his retirement as Chief Executive Officer in December 1994. He continued to serve as Chairman of Imagyn until April 1995. From 1989 until he joined Imagyn in February 1992, Mr. French was Chairman, Chief Executive Officer and a director of Applied Immune Sciences, Inc. From 1982 to 1988, Mr. French was President of the Health and Education Services Sector of ARA Services, Inc., and from 1972 to 1982, he was President of American Critical Care (formerly a division of American Hospital Supply Corp., now known as Dupont Critical Care).

JOHN W. GALIARDO                                                DIRECTOR NOMINEE

Mr. Galiardo, 62, is Vice Chairman of the Board of Directors and General Counsel of Becton Dickinson and Company. Mr. Galiardo joined Becton Dickinson in 1977 and is responsible for the Law and Patent Departments, Medical Affairs, Corporate Regulatory and Quality Affairs, the Environment and Safety Departments, and Public Affairs. Prior to joining Becton Dickinson, Mr. Galiardo was Assistant General Counsel of E. R. Squibb & Sons, and before that he was associated with the law firm Dewey, Ballantine, Bushby, Palmer & Wood in New York City. Mr. Galiardo is a member of the Board of Directors of the Health Industry Manufacturers Association, and serves on the Board of Trustees of the Healthcare Leadership Council. He also serves as a member of the Board of Directors of the New Jersey Manufacturers Insurance Company and New Jersey Re-Insurance Company.

MARK B. LOGAN                                                DIRECTOR SINCE 1994

Mr. Logan, 57, has served as Chairman of the Board, President, and Chief Executive Officer of the Company since November 1994. From January 1992 to July 1994, Mr. Logan was Chairman of the Board, President and Chief Executive Officer of Insmed Pharmaceuticals, Inc., a development-stage biopharmaceutical company, and has served on its board of directors since its founding in 1988. Prior to 1992, Mr. Logan was a Principal Associate with McManis Associates, Inc. a Washington D.C. based research and management firm, specializing in the health care field. From 1981 to 1985, Mr. Logan was employed by Bausch & Lomb, Inc. as President, Health Care and Consumer Group, and was a member of Bausch & Lomb's board of directors. From 1975 to 1981, he was employed by Becton Dickinson & Company, where he held the position of Consumer Group President, and was responsible for that Company's worldwide diabetes syringe business.

RICHARD B. SAYFORD                                           DIRECTOR SINCE 1995

Mr. Sayford, 65, has been a Director of the Company since May 1995. He has been President of Strategic Enterprises, Inc., a private business consulting firm specializing in providing services to high technology and venture firms, since 1979. He is a founding investor of MCI Communications Co., and has served as a member of the Board of Directors of MCI since 1980. He is also a director of Laser Technologies, Inc. He is former President of Amdahl International, Ltd. and Corporate Vice President of Amdahl Corporation.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN. The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Delaware law.

                         FURTHER INFORMATION CONCERNING
                             THE BOARD OF DIRECTORS

BOARD COMMITTEES AND MEETINGS

    The Board of Directors of the Company held seven meetings and five telephonic meetings during 1995. All current directors attended 100% of the total meetings of the Board and the Board committees of which they were members during 1995. The Board of Directors has standing Audit, Compensation, and Nominating Committees.

    AUDIT COMMITTEE. In 1995, the Audit Committee was comprised of former Directors Karen Brenner (through May 1995) and Robert Samuels (through December
1995), and current Directors French and Sayford. Mr. French was appointed to the Audit Committee in May 1995; Mr. Sayford in December 1995. The Audit Committee oversees engagement of the Company's independent auditors, reviews the arrangements for and scope of the audit by the Company's independent auditors, and reviews and evaluates the Company's accounting practices and its systems of internal accounting controls. The Audit Committee held three meetings during 1995.

    COMPENSATION COMMITTEE. In 1995, the Compensation Committee was comprised of former Directors Brenner (through May 1995) and Samuels (through December
1995), and current Directors Sayford and French. Mr. Sayford was appointed to the Compensation Committee in May 1995; Mr. French in December 1995. The
Compensation Committee sets the compensation of the Company's executive officers, including salary and bonuses, and administers the Company's stock option plans. The Compensation Committee held five meetings and took action by written consent four times during 1995.

    NOMINATING COMMITTEE. In February 1995, the Board formed a separate Nominating Committee, comprised of Director Logan and former Directors Brenner and Samuels. In May 1995, current Directors French and Sayford were appointed to replace Ms. Brenner and Dr. Samuels on the Nominating Committee. The functions of the Nominating Committee are to solicit recommendations for candidates for the Board of Directors; develop and review background information for candidates; and make recommendations to the Board regarding such candidates. The Committee considers stockholder recommendations for Director nominees. Recommendations may be sent to the Company's principal executive offices (Attention: Secretary).

DIRECTOR COMPENSATION

    In the first part of 1995, non-employee directors were paid an annual retainer of $10,000, and a fee of $500 for each Committee meeting that the director attended. Effective upon election at the 1995 Annual Meeting, the fees were increased as follows: non-employee directors will be paid an annual retainer of $15,000, a fee of $1,000 for each Board meeting the director attends ($250 for attendance by telephone), and $500 for each Committee meeting that the director attends ($750 for the chairperson of the Committee). In addition, directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board meetings. Non-employee directors also receive automatic annual grants of options to purchase 2,000 shares of the Company's Common Stock. Beginning with the 1995 Annual Meeting, non-employee directors also receive a one-time grant of options to purchase 15,000 shares of the Company's Common Stock upon initial election to the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of reporting forms furnished to the Company or written representations from certain Reporting Persons that no annual forms were required, the Company believes that during 1995 all filing requirements were complied with.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee currently consists of Directors French and Sayford. During 1995, the Company's Compensation Committee members were:
Karen Brenner (through May 1995), Robert B. Samuels (through December 1995), Richard B. Sayford (from May 1995), and Glendon E. French (from December 1995), all of whom were non-employee directors. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 1995.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    COMPENSATION  COMMITTEE.    The  Compensation  Committee  of  the  Board  of
Directors is composed entirely of outside directors. The Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company.

    COMPENSATION PHILOSOPHY. The goals of the Company's compensation program are to provide a strong and direct link between the Company's performance and executive pay. The Company aligns management compensation with business objectives and stockholder interests by setting performance measures and objectives, and tying those objectives to a cash bonus plan and the use of stock-based incentives. To that end, the Company positions its executive base salary levels in the middle of the range of survey data. The survey data includes both the Company's direct competitors and companies with whom the Company competes for executive talent.

    Other key elements of the Company's compensation philosophy include establishing compensation programs that provide competitive pay systems to help the Company attract, retain and motivate its executive management. Pay is sufficiently variable that above-average performance results in above-average total compensation, and below-average performance for the Company or the individual results in below-average total compensation. The focus is on achievement of a pre-set business plan for Company-wide goals and individual performance.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). The Company is subject to Section 162(m) of the Internal Revenue Code adopted in 1993, which limits the deductibility of certain compensation payments to its executive officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Committee's current view is that any non-deductible amounts will be immaterial to the Company's financial or tax position, and that the Company derives substantial benefits from the flexibility provided by the current system, in which the selection and quantification of performance targets are modified from year to year to reflect changing conditions. However, the Committee considers the net cost to the Company in making all compensation decisions and will continue to evaluate the impact of this provision on its compensation programs.

    1995 EXECUTIVE COMPENSATION PROGRAM. In 1995, the Company's executive compensation program integrated the following components: base salary; bonuses paid under the Company's Incentive Compensation Plan, and stock option grants. The Committee reviews each component of executive compensation annually. As an executive's level of responsibility increases, a greater portion of that individual's potential total compensation is based on performance incentives and less on salary and employee benefits, causing potentially greater variability in the individual's absolute compensation level from year to year.

        Base Salary. The Committee establishes annual base salary levels for executives based on competitive data, level of experience, position and responsibility, the prior year's corporate performance and individual recommendations of executive management.

        Incentive Compensation Plan. In March 1995, the Committee approved a performance-based executive compensation plan (The Incentive Compensation
    Plan). The Committee awarded
    bonuses for 1995 using the criteria as set forth in that plan. The total pool of monies available for bonuses was set based on the Committee's assessment of 1995 performance. After reviewing the Company's 1995 performance and the executives' individual performance, the Committee approved grants of bonuses for the executive officers. All Named Officers were awarded cash bonuses in 1996 based on 1995 performance.

        Stock Awards. The Committee approved option awards for all of the Named Officers except Mr. Logan in 1995.

    1995 CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Logan, in his capacity as the Chairman of the Board, Chief Executive Officer and President, participates in the same compensation programs as the other Named Officers. The Committee has targeted Mr. Logan's total compensation, including compensation derived from the Incentive Compensation Plan and the stock option plan, at a level it believes is competitive with the average amount paid by the Company's competitors and companies with whom the Company competes for executive talent. Mr. Logan was hired in November, 1994 at a base salary of $275,000, and his base salary remained at $275,000 throughout 1995. Mr. Logan's Incentive Compensation Plan award was based on the outstanding achievements of the Company during 1995 and Mr. Logan's contributions to those achievements.

                                          Submitted by the 1996
                                          Compensation Committee of the
                                          Company's
                                          Board of Directors:

                                          Glendon E. French
                                          Richard B. Sayford

COMPENSATION OF NAMED EXECUTIVES

    SUMMARY COMPENSATION TABLE. The following table summarizes the total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers having total cash compensation for 1995 in excess of $100,000 (collectively, the "Named Officers") for services rendered to the Company during each of the last three fiscal years.

                                                                                                      LONG-TERM
                                                                                                     COMPENSATION
                                                                   ANNUAL COMPENSATION                  AWARDS
                                                         ---------------------------------------  ------------------
                                                                                   OTHER ANNUAL    NUMBER OF SHARES
NAME AND PRINCIPAL POSITION                     YEAR       SALARY        BONUS     COMPENSATION   UNDERLYING OPTIONS
--------------------------------------------  ---------  -----------  -----------  -------------  ------------------
MARK B. LOGAN (1)...........................       1995  $   275,000  $   275,000       --                --
 Chief Executive Officer,                          1994       41,250      --        $  75,000(2)         300,000
 President and                                     1993      N/A          N/A           N/A              N/A
 Chairman of the Board
ELIZABETH H. DAVILA (3).....................       1995      126,000       90,000       --               100,000
 Executive Vice President and                      1994      N/A          N/A           N/A              N/A
 Chief Operating Officer                           1993      N/A          N/A           N/A              N/A
TERRANCE N. CLAPHAM.........................       1995      144,904       35,000       --                10,000
 Vice President, Research                          1994      139,711       22,000       --                11,500
 and Development                                   1993      124,847       33,000       --                20,000
W. MICHAEL WILSON...........................       1995      116,473       30,000                         17,500
 Vice President, Operations                        1994      109,711       20,000       --                 6,900
                                                   1993       94,844       35,000       --                --
JORDAN D. HALLER (4)........................       1995       72,115       34,000      97,500(5)          90,000
 Vice President, Regulatory and                    1994      N/A          N/A           N/A              N/A
 Clinical Affairs                                  1993      N/A          N/A           N/A              N/A

------------------------
(1) Mr. Logan joined the Company in November 1994.

(2) Consists of expenses paid in connection with Mr. Logan's relocation to California.

(3) Ms. Davila joined the Company in April 1995.

(4) Dr. Haller joined the Company in June 1995. Prior to that time, he was a consultant to the Company.

(5) Consists of consulting fees paid in the first half of 1995.

    OPTION GRANTS IN LAST FISCAL YEAR. The table below provides details regarding stock options granted to the Named Officers in 1995, and the potential realizable value of those options. The values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing these values it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will depend on the market value of the Company's stock at a future date. In the past the Company has used the Black-Scholes valuation model as an indicator of the grant date present value of option grants. The Company intends to use the 5% and 10% rates called for in the SEC regulations. For ease of comparison with last year's table, the information is provided below using both methods.

                                                                                                              POTENTIAL REALIZABLE
                                                                                                                VALUE AT ASSUMED
                                           NUMBER OF                                                          ANNUAL RATES OF STOCK
                                            SHARES     PERCENT OF TOTAL                                        PRICE APPRECIATION
                                          UNDERLYING    OPTIONS GRANTED   EXERCISE                GRANT DATE   FOR OPTION TERM (3)
                                            OPTIONS     TO EMPLOYEES IN   PRICE PER  EXPIRATION    PRESENT    ---------------------
NAME                                      GRANTED (1)     FISCAL YEAR       SHARE       DATE      VALUE (2)    5% ($)     10% ($)
----------------------------------------  -----------  -----------------  ---------  -----------  ----------  ---------  ----------
Mark B. Logan...........................         -0-          N/A            N/A         N/A         N/A         N/A        N/A
Elizabeth H. Davila.....................     100,000             17%      $  13.25     05/03/05   $3,124,000  $ 833,285  $2,111,709
Terrance N. Clapham.....................      10,000              2       $ 11.8125    01/24/05      320,200     74,288     188,261
W. Michael Wilson.......................      10,000              2       $ 11.8125    01/24/05      320,200     74,288     188,261
                                               7,500              1       $  19.875    09/06/05      209,250     93,745     237,567
Jordan D. Haller........................      90,000             14       $  13.25     06/08/05    2,811,600    749,957   1,900,538

------------------------------
(1) Options have a ten-year term and vest 25% on the first anniversary of the grant date, and ratably thereafter at the rate of 1/48th of the total grant per month for three years. The exercisability of the options is automatically accelerated in the event of certain business combinations, a liquidation or dissolution, or upon a change in control of the Company.

(2) Calculated using the Black-Scholes option pricing model. Assumes that options have a ten-year term. Also assumes stock price volatility of 30%, a current dividend yield of 0%, and an expected interest rate of 4.96% (based on the average short-term Treasury Bill rate as of December 29, 1995). In future proxy statements, the Company does not intend to use an alternative formula for a grant date valuation, as the Company does not believe that any formula will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES. The following table provides information with respect to option exercises in 1995 by the Named Officers and the value of such officers' unexercised options as of December 31, 1995. The values for "in-the-money" options represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                                                                  NUMBER OF SHARES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                    SHARES                   OPTIONS AT FISCAL YEAR-END    AT FISCAL YEAR-END (2)
                                  ACQUIRED ON      VALUE     --------------------------  --------------------------
NAME                               EXERCISE     REALIZED (1) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------  -------------  -----------  -----------  -------------  -----------  -------------
Mark B. Logan..................       --            --           81,249       218,751     $2,173,411   $ 5,851,589
Elizabeth H. Davila............       --            --           --           100,000        --          2,575,000
Terrance N. Clapham............       --            --           98,718        22,782     3,191,985        588,640
W. Michael Wilson..............        9,009     $  68,047       11,064        23,336       290,605        554,959
Jordan D. Haller...............       --            --           60,000        30,000     1,545,000        772,500

------------------------------
(1) Market value of underlying shares at the exercise date minus the exercise price.

(2) Value of unexercised options is based on the price of the last reported sale of the Company's Common Stock on the Nasdaq National Market of $39.00 per share on December 29, 1995 (the last trading day for fiscal 1995), minus the exercise price.

EMPLOYMENT ARRANGEMENTS

    In November 1990, the Company entered into an employment agreement with Mr. Clapham. The agreement contains provisions for the assignment to the Company of any patent rights and other proprietary knowledge developed by him relating to the Company's products at any time during his employment or one year thereafter. In addition, he has agreed not to compete with the business of the Company during the term of his employment agreement and for one year thereafter. The agreement renews automatically for additional successive twelve-month periods and may be terminated by either party upon twelve months notice. The Company may terminate the agreement for cause, as defined in the agreements, at any time. Compensation and benefits continue for the remaining term of the agreement under certain prescribed circumstances, such as an involuntary termination or a voluntary resignation after a significant reduction in duties or responsibilities, a reduction in level of compensation or benefits or a change in the geographic location of Mr. Clapham's principal office. The employment agreement provides for an annual salary review by the Compensation Committee of the Board of Directors and for a cash bonus pursuant to the program approved by the Board. For 1995, the Compensation Committee approved a salary increase for Mr. Clapham (to $150,000 per year). The bonus program provides for cash payments of 20-50% of base salary, subject to accomplishment of performance objectives set by the Compensation Committee.

    Pursuant to an employment arrangement with the Company, Mr. Logan shall be entitled to 18 months of salary as a severance payment in the event of any change in control transaction (defined as a business combination transaction in which stockholders of the Company prior to such transaction own immediately after such transaction less than 50% of the outstanding voting securities of the surviving entity) which results in an actual or constructive termination of his employment.

                               PERFORMANCE GRAPH

    The SEC requires that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The following graph assumes that $100 was invested on December 29, 1990 (the last trading day of that year) in each of the Company's Common Stock and each of the comparative markets, and that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

    The following graph compares the performance of the Company's Common Stock with the performance of the Standard & Poor's Biotechnical and Medical Products Group Index, and the Nasdaq National Market (U.S. Composite) Index.

-----------------------------------------------------------------------------------------------------
       TOTAL RETURN ANALYSIS         12/31/90   12/31/91   12/31/92   12/31/93   12/30/94   12/29/95
-----------------------------------------------------------------------------------------------------
VISX                                 $  100.00  $  366.67  $  269.44  $  344.44  $  227.78  $  866.67
-----------------------------------------------------------------------------------------------------
S&P MEDICAL PRODUCTS                 $  100.00  $  163.08  $  139.69  $  106.59  $  126.11  $  212.60
-----------------------------------------------------------------------------------------------------
NASDAQ COMPOSITE (US)                $  100.00  $  160.84  $  187.19  $  214.88  $  210.05  $  296.81
-----------------------------------------------------------------------------------------------------

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 22, 1996 by (1) each person known to the Company to own more than 5% of the issued and outstanding Common Stock, (2) each of the Company's directors, (3) each of the Named Officers, and (4) all directors, nominees and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                                                       APPROXIMATE
                                                                                       COMMON STOCK      PERCENT
                                                                                       BENEFICIALLY   BENEFICIALLY
BENEFICIAL OWNER                                                                          OWNED           OWNED
------------------------------------------------------------------------------------  --------------  -------------
Twentieth Century Companies, Inc. ..................................................     975,000 (1)        6.43%
 Main Street
 P.O. Box 418210
 Kansas City, Missouri 64141-9210
Terrance N. Clapham.................................................................     313,981 (2)        2.05%
Mark B. Logan.......................................................................     113,889 (3)            +
Jordan D. Haller....................................................................      79,000 (4)            +
Elizabeth H. Davila.................................................................      25,895 (5)            +
W. Michael Wilson...................................................................      20,619 (6)            +
Richard B. Sayford..................................................................       2,200 (7)            +
Glendon E. French...................................................................       2,000 (8)            +
John W. Galiardo....................................................................              0           N/A
All directors, nominees, and executive officers as a group (11 persons).............     603,375 (9)        3.88%

------------------------
+   Represents less than 1% of the Company's outstanding Common Stock

(1) As reported on Schedule 13G filed with the Securities and Exchange Commission ("SEC") on or about February 9, 1996. Twentieth Century
    Companies, Investor Research Corporation and James E. Stowers, Jr. share beneficial ownership of these shares and have sole voting power and sole dispositive power as to all of the shares.

(2) Includes options to purchase 105,331 shares that will be exercisable on or before May 31, 1996.

(3) Includes options to purchase 112,499 shares that will be exercisable on or before May 31, 1996.

(4) Includes options to purchase 60,000 shares that will be exercisable on or before May 31, 1996.

(5) Includes options to purchase 25,000 shares that will be exercisable on or before May 31, 1996.

(6) Includes options to purchase 16,156 shares that will be exercisable on or before May 31, 1996.

(7) Includes options to purchase 2,000 shares that will be exercisable on or before May 31, 1996.

(8) Includes options to purchase 2,000 shares that will be exercisable on or before May 31, 1996.

(9) Includes options to purchase an aggregate of 368,392 shares held by non-employee directors and the executive officers that will be exercisable on or before May 31, 1996.

                                 PROPOSAL NO. 2
                               ADOPTION OF BYLAWS

    Following the Company's last annual meeting of stockholders in May 1995, the members of the Company's Board of Directors, including the new directors elected at such annual meeting, undertook a review of the Company's bylaws and other corporate governance policies. The Company's Bylaws as previously in effect imposed burdensome operational requirements that were beyond those required by Delaware law. In particular, the Bylaws provided a five-day notice requirement for board meetings. Following this review, the Board of Directors approved amended and restated Bylaws (the "Restated Bylaws").

    The Restated Bylaws incorporate several changes permitted by Delaware law that the Board of Directors believes will streamline corporate governance. These include shortening the notice period for meetings of the Board of Directors from five days to two days. In addition, the Restated Bylaws provide for an advance notice requirement for stockholder nominees and business proposed to be brought by stockholders before any stockholders meeting. The Restated Bylaws also eliminate the right of stockholders to call special meetings of stockholders. The advance notice requirement and the elimination of the right of stockholders to call a special meeting of stockholders could have the effect of delaying, deferring or preventing a change in control of the Company.

    The foregoing represents a summary of certain provisions of the Restated Bylaws and does not represent a complete description of the Restated Bylaws. Stockholders should review the complete Restated Bylaws attached hereto as EXHIBIT A.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 2. The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is necessary to approve the adoption of the Amended and Restated Bylaws.

                                 PROPOSAL NO. 3
               APPROVAL OF ADOPTION OF 1995 DIRECTOR OPTION PLAN

    In June 1995, the Board of Directors approved, and recommended that the Company's stockholders approve, a new 1995 Director Option Plan (the "Director Plan"). The Director Plan provides for automatic stock option grants to Outside Directors (defined as members of the Board of Directors who are not employees) of the Company. Prior to the adoption of the Director Plan, the 1993 Flexible Stock Incentive Plan (the "1993 Plan") provided automatic stock option grants to Outside Directors. The Board of Directors approved the adoption of the Director Plan to replace similar provisions in the 1993 Plan because it believes that administering stock options and option grants to Outside Directors under a separate plan will improve the efficiency of granting and administering stock options to the Outside Directors of the Company. Once the Director Plan is adopted, automatic stock options will be granted only under the Director Plan, and similar provisions under the 1993 Plan shall terminate.

    The essential features of the Director Plan and certain information regarding the Director Plan and its purpose are set forth below. This description is qualified in its entirety by the terms of the 1995 Option Plan, which is attached to this Proxy Statement as EXHIBIT B and is incorporated in this Proxy Statement by this reference.

    STATUS OF  SHARES.    Initially,  250,000  shares  will  be  authorized  and
available for future grants under the Director Plan.

    ELIGIBILITY; ADMINISTRATION. Under the Director Plan, Outside Directors are granted automatic "non-statutory stock options" not intended to qualify within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Upon first becoming a director, each new Outside Director will receive an automatic grant of an option to purchase up to 15,000 shares of

Common Stock ("First Option"), and each continuing Outside Director will receive (provided that such Outside Director has been a director for at least six months prior to such grant), upon re-election to the Board each year, an automatic grant of an option to purchase up to 2,000 shares of Common Stock ("Subsequent Option"), at an exercise price equal to 100% of the fair market value on the date of grant. The Director Plan is designed to work automatically and not to require administration. However, where administration is necessary, it will be provided by the Board of Directors of the Company. Any individual who is not a "disinterested" person under Rule 16b-3 shall have no discretion concerning decisions regarding the Director Plan. The interpretation and construction of any provision of the Director Plan by the Board of Directors shall be final and conclusive. Members of the Board of Directors do not receive any additional compensation for their services in connection with the administration of the Director Plan.

    EXERCISE PRICE; MARKET VALUE. The exercise price of stock options granted under the Director Plan must be at least equal to the last reported closing sale price (or the closing bid, if no sales were reported) of the Company's Common Stock on the date of grant. Payment of the exercise price may be made in cash, promissory notes, shares of Common Stock or certain other consideration. On March 6, 1995, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $33.375.

    EXERCISABILITY. Options granted under the Director Plan will be exercisable 25% on the first anniversary of the date of grant and ratably thereafter over thirty-six months. All options under the Director Plan have a term of ten years from the date of grant. Options are exercisable only while the Outside Director remains a director of the Company and for three months thereafter.

    AMENDMENT AND TERMINATION. The Board of Directors may terminate the Director Plan or amend the Director Plan from time to time without approval of the stockholders. However, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders with respect to plan amendments in the manner required by such law or regulation. No amendment may impair any options previously granted under the Director Plan without the consent of the optionee. The Director Plan will terminate in June 2000, unless earlier terminated by the Board of Directors.

    TAX INFORMATION REGARDING STOCK OPTIONS. An optionee under the Director Plan will not recognize any taxable income upon the grant of the option. Upon exercise of an option, however, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. The Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 3. The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is necessary to approve the adoption of the Director Plan.

                                 PROPOSAL NO. 4
                          ADOPTION OF 1995 STOCK PLAN

    As of the date of this Proxy Statement, there remain available to grant under all of the Company's option plans options to purchase zero (0) shares of the Company's Common Stock. In December 1995, the Board of Directors approved, and recommended that the Company's stockholders approve, a new 1995 Stock Plan (the "1995 Plan"). To enable the Company to continue to grant stock options to new employees upon hiring, the Board of Directors adopted in February 1996 a Supplemental Stock Option Plan (the "Supplemental Plan"), which allows for grants of non-qualified stock options to non-officer and non-director employees of the Company. With those exceptions, the Supplemental Plan is identical in its terms to the 1995 Plan. If stockholder approval of the 1995 Plan is received at the annual meeting, the Supplemental Plan will be terminated.

    A description of the principal terms of the 1995 Plan and its purpose are set forth below. This description is qualified in its entirety by the terms of the 1995 Plan, which is attached to this Proxy Statement as EXHIBIT C and is incorporated in this Proxy Statement by this reference.

    STATUS OF SHARES. Initially, 1,517,346 shares (representing 10% of the shares issued and outstanding on the date the Board Adopted the 1995 Plan) will be authorized and available for future grants under the 1995 Plan. Each year thereafter, on the first day of each new fiscal year, the number of shares available shall be increased by a number of shares equal to 3% of the number of shares of Common Stock outstanding on the last preceding business day. The maximum number of shares reserved and available for issuance pursuant to Incentive Stock Options is 10% of the Shares issued and outstanding on the date the Board adopted the plan. Upon adoption by the stockholders of the 1995 Plan, the Supplemental Plan will be terminated, and the number of shares available to grant under the 1995 Plan will be reduced by the number of stock options granted pursuant to the Supplemental Plan.

    ELIGIBILITY; ADMINISTRATION. The 1995 Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, "options"), and the award of rights to purchase Common Stock, to employees (including officers and directors) and consultants of the Company, except that only employees can receive incentive stock options. The 1995 Plan will be administered by the Compensation Committee of the Board of Directors, which consists of two non-employee directors (currently, Directors French and Sayford). Members of the Committee serve for such time as the Board determines, are subject to removal by the Board at any time, and, with the exception of Automatic Options granted under the 1993 Flexible Stock Incentive Plan (or the 1995 Director Plan, if adopted), are not eligible to receive stock options. The Committee would have the authority to interpret the 1995 Plan and, subject to its terms, to determine the recipients of awards and the times at which awards will be granted, the terms of the awards (which need not be identical), including exercise prices (except for incentive stock options), number of shares subject to awards and terms of exercise and whether an award will be an incentive option, a non-qualified option, a restricted stock purchase or bonus. For an option to qualify as an incentive option, generally the optionee must remain an employee at all times commencing with the grant of the option and ending with the exercise of the option. Independent contractors and directors who are not also employees may not be granted incentive options. Incentive stock options may not be granted at an exercise price less than the fair market value of the underlying stock on the date of grant.

    EXERCISE PRICE; MARKET VALUE. The exercise price of stock options granted under the 1995 Plan must be at least equal to the last reported closing sale price (or the closing bid, if no sales were reported) of the Company's Common Stock on the date of grant. Payment of the exercise price may be made in cash, promissory notes, shares of Common Stock or certain other consideration. On March 6, 1996, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $33.375.

    EXERCISABILITY. As a general rule, options granted under the 1995 Plan will be exercisable 25% on the first anniversary of the date of grant and ratably thereafter over thirty-six months. The Company has in the past granted performance-based options to certain employees and consultants, and the 1995 Plan is designed with the flexibility to grant options with vesting based on performance criteria, if the Compensation Committee so elects. All options under the 1995 Plan have a term of ten years from the date of grant. The option must, however, be exercised no more than three months after the optionee ceases to be so employed, with certain exceptions in the case of permanent disability, leaves of absence, and death of the optionee.

    AMENDMENT AND TERMINATION. The Board of Directors may terminate the 1995 Plan or amend the 1995 Plan from time to time without approval of the stockholders. However, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders with respect to plan amendments in the manner required by such law or regulation. No amendment may impair any options previously granted under the 1995 Plan without the consent of the optionee. The 1995 Plan will terminate in December 2000, unless earlier terminated by the Board of Directors. Any options outstanding at the time of termination of the 1995 Plan will remain in force in accordance with the provisions of the agreements evidencing such grants.

    TAX INFORMATION REGARDING STOCK OPTIONS. The 1995 Option Plan allows for the grant of non-qualified as well as incentive stock options. Historically, the Company has granted only non-qualified stock options. It is the intention of management to recommend the grant of incentive stock options to employees upon the adoption by the stockholders of the 1995 Plan.

    NON-QUALIFIED STOCK OPTIONS. An optionee under the 1995 Plan will not recognize any taxable income upon the grant of the option. Upon exercise of an option, however, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. The Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

    INCENTIVE STOCK OPTIONS. An incentive option is an option intended to satisfy the requirements applicable to incentive stock options under Section 422 of the Code. If an option is treated as an incentive option, the optionee generally recognizes no taxable income as the result of the grant or exercise of the option unless the optionee is subject to the alternative minimum tax ("AMT"). The Company generally will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an incentive option, regardless of the applicability of the AMT to the optionee. The Company will be entitled to a deduction, however, to the extent that the optionee recognizes ordinary income upon a disqualifying disposition. Upon a sale of the shares more than two years after the grant of an incentive option and one year after the shares are transferred to the optionee, whichever is later, gain or loss will be characterized for federal income tax purposes as long-term capital gain or loss, equal to the difference between the sale price and the exercise price. If shares are disposed of prior to completion of either of these holding periods, the optionee will have made a "disqualifying disposition" of the shares and will recognize ordinary income at the time of disposition. The Company generally will be entitled to a deduction for the year in which the disqualifying disposition occurs in the amount of the ordinary income realized by the optionee upon such disqualifying disposition.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 4. The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is necessary to approve the adoption of the 1995 Plan.

                                 PROPOSAL NO. 5
                          AMENDMENT OF CERTIFICATE TO
                        INCREASE AUTHORIZED COMMON STOCK

PROPOSED AMENDMENT

    In February 1996, the Board of Directors approved an amendment to the Certificate of Incorporation, to increase the authorized stock of the Company from 30,000,000 shares, $0.01 par value, to 90,000,000 shares, $0.01 par value, subject to stockholder approval. If both Proposals 5 and 6 are adopted, the Amended and Restated Certificate of Incorporation will read as set forth in Exhibit D to this Proxy Statement.

PURPOSE AND EFFECT OF AMENDMENT

    STATUS OF SHARES. The Company is currently authorized to issue 30,000,000 shares of $0.01 par value Common Stock. At December 31, 1995, 15,173,855 shares of Common Stock were outstanding and 1,844,310 shares were reserved for issuance pursuant to the exercise of stock options, and 431,659 shares were available for grant pursuant to the Employee Stock Purchase Plan, leaving only 12,550,176 shares of Common Stock available for future issuance. The number of shares remaining available is not considered adequate for the Company's future possible requirements.

    REASONS FOR AMENDMENT. The proposed increase in the authorized Common Stock will provide the Company with greater flexibility to issue Common Stock for corporate purposes. Although the Company has no firm plans to use the additional authorized shares of Common Stock, the Board of Directors believes that it is prudent to increase the number of authorized shares of Common Stock to the proposed level in order to provide a reserve of shares available for issuance in connection with possible future actions. Among the purposes for which such additional authorized stock could be issued are to raise additional capital, to fund stock splits or stock dividends, to be used as consideration in acquisitions, and to fund stock option and other employee benefit plans. Currently, management of the Company has no plans, agreements or arrangements for the issuance of shares of Common Stock, except pursuant to employee benefit plans. Having such additional authorized Common Stock available for issuance in the future, however, would allow the Board of Directors to issue shares of Common Stock without the delay and expense associated with seeking stockholder approval. Elimination of such delays and expense occasioned by the need to obtain stockholder approval will better enable the Company to (among other things) engage in financing transactions and pursue acquisition opportunities that may arise as well as take advantage of changing market and financial conditions on a more competitive basis as determined by the Board of Directors.

    The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Amendment and subsequent issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding. If the Amendment is adopted, it will become effective upon filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State.

    POSSIBLE EFFECTS OF THE AMENDMENT. If the proposed Amendment is approved, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of stockholders of the Company (except as provided under Delaware corporate law or under the rules of any national securities exchange on which shares of the Company's Common Stock are then listed). Current holders of Common Stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of such stock. The effects of the authorization of additional shares of Common Stock may also include dilution of the voting power of currently outstanding shares.

    Furthermore, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price.

    The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed Amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management. Moreover, management does not currently intend to propose additional anti-takeover measures in the near future.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 5. The affirmative vote by a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting will be required to amend the Certificate. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their proxy cards. Votes that are cast against the proposal will be counted for purposes of determining the presence or absence of a quorum and the total number of votes cast with respect to the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to the proposal.

                                 PROPOSAL NO. 6
                          AMENDMENT OF CERTIFICATE TO
                           AUTHORIZE PREFERRED STOCK

PROPOSED AMENDMENT

    In February 1996, the Board of Directors approved an amendment to the Certificate of Incorporation to add a provision allowing for the issuance of Preferred Stock, subject to stockholder approval. If both Proposals 5 and 6 are adopted, the Amended and Restated Certificate of Incorporation will read as set forth in Exhibit D to this Proxy Statement.

PURPOSE AND EFFECT OF AMENDMENT

    Currently, the Company is authorized to issue only Common Stock. The purpose of the proposed amendment to authorize a class of 5,000,000 shares of undesignated Preferred Stock is to give the Board of Directors the flexibility and authority to provide for the issuance of Preferred Stock without delay and without the need for further action by the stockholders, except in connection with transactions for which Delaware law requires stockholder approval. It is not possible to state the precise effect of the authorization of the Preferred Stock upon the rights of the Company's stockholders until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of one or more series of the Preferred Stock, including dividend rights, conversion rights, voting rights, redemption rights, and liquidation preferences. The amendment will give the Board of Directors broad discretion to set the terms of any shares of Preferred Stock that are issued. The Company may issue one or more series of stock with such voting powers, designations, preferences, and other rights as set forth in the Certificate of Incorporation or in resolutions authorizing the issuance of such stock adopted by the Board of Directors pursuant to express authority vested in it by provisions of the Company's Certificate of Incorporation.

    Preferred Stock authorized by the amendment would be available for issuance from time to time for any proper corporate purpose, including but not limited to issuance in public or private transactions in connection with future financings, acquisitions, or stock distributions. At this time, the Company has no plans to issue any shares of Preferred Stock. However, because the need to raise additional capital or the opportunity to effect an acquisition can arise when it would be inconvenient to hold a stockholders' meeting or when there would not be time for such a meeting, the Company believes that prudent business planning suggests the 5,000,000 shares of Preferred Stock be authorized at this time.

    The amendment may be viewed as having the overall effect of delaying or preventing an unsolicited attempt by another person or entity to acquire control of the Company. Issuances of authorized preferred shares can be implemented, and have been implemented by some companies in the past, with voting or conversion privileges intended to make acquisition of the company more difficult or more costly. Such an issuance could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not management or a majority of the stockholders favored such transactions, and could enhance the ability of officers and directors to retain their positions. The Company is not aware of any current proposals by any party to acquire control of the Company.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 6. The affirmative vote by a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting will be required to amend the Certificate. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their proxy cards. Votes that are cast against the proposal will be counted for purposes of determining the presence or absence of a quorum and the total number of votes cast with respect to the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to the proposal.

                                 PROPOSAL NO. 7
               ADOPTION OF FORM OF DIRECTOR AND EXECUTIVE OFFICER
                           INDEMNIFICATION AGREEMENT

    As indicated under Proposal 2 above, following the Company's last annual meeting of stockholders in May 1995, the members of the Company's Board of Directors, including the new directors elected at such annual meeting, undertook a review of the Company's corporate governance policies. This review included an assessment of the Company's policies with respect to indemnification of directors and executive officers. Although the Company's Bylaws and Certificate of Incorporation currently provide for indemnification of directors and executive officers to the maximum extent permitted by Delaware law, the Board of Directors believed it desirable to set forth in a more precise manner the procedures that will be followed for indemnification of directors and executive officers. Since two litigation matters in connection with which current and former directors were being indemnified were pending during May 1995 (both of which matters have since been resolved), it was deemed advisable to document these procedures more clearly.

    Accordingly, in December 1995, the Board of Directors approved a form of Indemnification Agreement which, subject to receipt of stockholder approval, will be entered into with each director and executive officer of the Company. This form of agreement, like the Company's Certificate of Incorporation and Bylaws, provides for indemnification to the maximum extent permitted under Delaware law. In addition, the agreement contains provisions regarding certain matters that typically arise when indemnification is sought, such as the circumstances under which expenses advances may be made, and establishes procedures for seeking and obtaining indemnification and the selection of legal counsel.

    The Board of Directors believes that the provisions of the indemnification agreements are necessary to attract qualified individuals to serve as directors and executive officers of the Company.

    The foregoing represents a summary of certain provisions of the form of Indemnification Agreement and does not represent a complete description thereof. Stockholders should review the complete form of Indemnification Agreement attached hereto as EXHIBIT E.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 7. The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is necessary to approve the adoption of the form of Indemnification Agreement. Votes that are cast against the proposal will be counted for purposes of determining the presence or absence of a quorum and the total number of votes cast with respect to the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to the proposal.

                                 PROPOSAL NO. 8
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Company is asking the stockholders to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1996. Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to answer appropriate questions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    THE   BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  PROPOSAL  NUMBER  8.
Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1996 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. If stockholders do not ratify the appointment of Arthur Andersen LLP, the Audit Committee and the Board of Directors will reconsider the appointment.

                                 OTHER MATTERS

    The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                    * * * *

                               PRELIMINARY PROXY

                                                                       EXHIBIT A

                                     BYLAWS
                                       OF
                               VISX, INCORPORATED
                                   ARTICLE I
                               CORPORATE OFFICES

    I.1  REGISTERED OFFICE

    The registered office of the corporation shall be in the City of Dover, County of Kent, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

    I.2  OTHER OFFICES

    The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    II.1  PLACE OF MEETINGS

    Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

    II.2  ANNUAL MEETING

    The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Friday of May in each year at 9:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

    II.3  SPECIAL MEETING

    A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president. No other person or persons are permitted to call a special meeting.

    If a special meeting is called by the chairman of the board or the president, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.6 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty
(20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section
2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

    II.4  NOTICE OF STOCKHOLDERS' MEETINGS

    All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

    II.5  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

    Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

        (i) nominations for the election of directors, and

        (ii) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, but only if such stockholder has given timely notice in proper written form of such stockholder's intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

        (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

        (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

       (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

       (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

        (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

    The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

    II.6  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

    Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

    II.7  QUORUM

    The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

    II.8  ADJOURNED MEETING; NOTICE

    When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    II.9  VOTING

    The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

    Except as may otherwise be provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of stockholders.

    II.10  WAIVER OF NOTICE

    Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

    II.11  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

    Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

    Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

    II.12  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

    In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

    If the board of directors does not so fix a record date:

        (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

        (ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed.

       (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

    II.13  PROXIES

    Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

    II.14  LIST OF STOCKHOLDERS ENTITLED TO VOTE

    The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III
                                   DIRECTORS

    III.1  POWERS

    Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

    III.2  NUMBER OF DIRECTORS

    The number of directors of this corporation shall be five (5), until changed by an amendment to this bylaw adopted as provided herein. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

    III.3  ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

    Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Elections of directors need not be by written ballot.

    III.4  RESIGNATION AND VACANCIES

    Any director may resign at any time upon written notice to the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

    Unless otherwise provided in the certificate of incorporation or these bylaws:

        (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

        (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

    If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

    If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

    III.5  PLACE OF MEETINGS; MEETINGS BY TELEPHONE

    The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

    Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

    III.6  FIRST MEETINGS

    The first meeting of each newly elected board of directors shall be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

    III.7  REGULAR MEETINGS

    Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

    III.8  SPECIAL MEETINGS; NOTICE

    Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

    Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, overnight delivery service, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by overnight courier, telephone, telecopy or telegram, it shall be delivered personally or by overnight courier, telephone or telecopier or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by overnight courier, telecopier or telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

    III.9  QUORUM

    At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

    III.10  WAIVER OF NOTICE

    Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

    III.11  ADJOURNED MEETING; NOTICE

    If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

    III.12  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

    Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

    III.13  FEES AND COMPENSATION OF DIRECTORS

    Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

    III.14  APPROVAL OF LOANS TO OFFICERS

    The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

    III.15  REMOVAL OF DIRECTORS

    Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

    No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                                   ARTICLE IV
                                   COMMITTEES

    IV.1  COMMITTEES OF DIRECTORS

    The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

    IV.2  COMMITTEE MINUTES

    Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

    IV.3  MEETINGS AND ACTION OF COMMITTEES

    Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and
Section 3.12 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V
                                    OFFICERS

    V.1  OFFICERS

    The officers of the corporation shall be a president, one or more vice presidents, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more assistant vice presidents, assistant secretaries, a treasurer and one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

    V.2  ELECTION OF OFFICERS

    The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

    V.3  SUBORDINATE OFFICERS

    The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

    V.4  REMOVAL AND RESIGNATION OF OFFICERS

    Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

    Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

    V.5  VACANCIES IN OFFICES

    Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

    V.6  CHAIRMAN OF THE BOARD

    The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

    V.7  PRESIDENT

    Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

    V.8  VICE PRESIDENT

    In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

    V.9  SECRETARY

    The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

    The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

    The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

    V.10  CHIEF FINANCIAL OFFICER

    The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

    The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

    V.11  ASSISTANT SECRETARY

    The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

    V.12  ADMINISTRATIVE OFFICERS

    In  addition to  the Corporate  Officers of  the corporation  as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

    V.13  AUTHORITY AND DUTIES OF OFFICERS

    In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

                                   ARTICLE VI
                                   INDEMNITY

    VI.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    VI.2  INDEMNIFICATION OF OTHERS

    The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    VI.3  INSURANCE

    The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII
                              RECORDS AND REPORTS

    VII.1  MAINTENANCE AND INSPECTION OF RECORDS

    The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its shareholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws as amended to date, accounting books, and other records.

    Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

    The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    VII.2  INSPECTION BY DIRECTORS

    Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

    VII.3  REPRESENTATION OF SHARES OF OTHER CORPORATIONS

    The chairman of the board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII
                                GENERAL MATTERS

    VIII.1  CHECKS

    From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

    VIII.2  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

    The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

    VIII.3  STOCK CERTIFICATES; PARTLY PAID SHARES

    The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

    The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

    VIII.4  SPECIAL DESIGNATION ON CERTIFICATES

    If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    VIII.5  LOST CERTIFICATES

    Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

    VIII.6  CONSTRUCTION; DEFINITIONS

    Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

    VIII.7  DIVIDENDS

    The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

    The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

    VIII.8  FISCAL YEAR

    The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

    VIII.9  SEAL

    The corporation may have a seal, which may be altered at pleasure. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

    VIII.10  TRANSFER OF STOCK

    Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

    VIII.11  STOCK TRANSFER AGREEMENTS

    The corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

    VIII.12  REGISTERED STOCKHOLDERS

    The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX
                                   AMENDMENTS

    The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

                                   ARTICLE X
                                  DISSOLUTION

    If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

    At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.

    Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.

                                   ARTICLE XI
                                   CUSTODIAN

    XI.1  APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

    The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

        (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

        (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

       (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

    XI.2  DUTIES OF CUSTODIAN

    The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

                       CERTIFICATE OF ADOPTION OF BYLAWS
                                       OF
                               VISX, INCORPORATED
            CERTIFICATE BY SECRETARY OF ADOPTION BY DIRECTORS' VOTE

    The undersigned hereby certifies that she is the duly elected, qualified, and acting Secretary of VISX, Incorporated and that the foregoing Bylaws, comprising 22 pages, were submitted to the board of directors at a meeting held on December 13, 1995, and recorded in the minutes thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand and affixed the corporate seal this 13th day of December, 1995.

                                          --------------------------------------
                                               Katrina J. Church, SECRETARY

                               PRELIMINARY PROXY

                                                                       EXHIBIT B

                               VISX, INCORPORATED
                           1995 DIRECTOR OPTION PLAN

    1. PURPOSES OF THE PLAN. The purposes of this 1995 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

    All options granted hereunder shall be nonstatutory stock options.

    2.  DEFINITIONS.  As used herein, the following definitions shall apply:

       (a)  "BOARD" means the Board of Directors of the Company.

       (b)  "CODE" means the Internal Revenue Code of 1986, as amended.

       (c)  "COMMON STOCK" means the Common Stock of the Company.

       (d)  "COMPANY" means VISX, Incorporated, a Delaware corporation.

       (e) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

       (f)  "DIRECTOR" means a member of the Board.

       (g) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The
    payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

       (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       (i) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

           (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

       (j) "NEW OUTSIDE DIRECTOR" means an Outside Director who first becomes a Director at or after the Company's 1995 annual meeting of stockholders
    (which meeting took place on May 26, 1995).

       (k)  "OPTION" means a stock option granted pursuant to the Plan.

       (l)  "OPTIONED STOCK" means the Common Stock subject to an Option.

       (m)  "OPTIONEE" means an Outside Director who receives an Option.

       (n)  "OUTSIDE DIRECTOR" means a Director who is not an Employee.

       (o) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (p)  "PLAN" means this VISX, Incorporated 1995 Director Option Plan.

       (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

       (r) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue
    Code of 1986.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Two Hundred Fifty Thousand (250,000) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

    If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

    4.  ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

    (a) PROCEDURE FOR GRANTS. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

        (ii) Each New Outside Director shall be automatically granted an Option to purchase Fifteen Thousand (15,000) Shares (a "First Option") on the later of (i) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy or (ii) the date this Plan is adopted by the Board; provided, however, that an Employee Director who ceases to be an Employee but who remains a Director shall not receive a First Option. Notwithstanding the foregoing, each First Option granted to a New Outside Director on the date this Plan is adopted by the Board shall be for 15,000 Shares less the number of shares subject to any option granted to such New Outside Director under any other director option grant program of the Company during the calendar year in which this Plan is adopted by the Board.

       (iii) Each Outside Director shall be automatically granted an Option to purchase Two Thousand (2,000) Shares (a "Subsequent Option") on the date such Outside Director is reelected to the Board commencing with the Company's 1996 annual meeting of stockholders, if on such date he shall have served on the Board for at least six (6) months.

       (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

        (v) The terms of a First Option granted hereunder shall be as follows:

           (A) the term of the First Option shall be ten (10) years.

           (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
       Section 8 hereof.

           (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

           (D) the First Option shall become exercisable as to 12/48 of the Shares subject to the First Option at the end of 12 full months following the date of grant and as to 1/48 of the Shares subject to the First Option at the end of each full month thereafter, subject to continued service as an Outside Director.

       (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

           (A) the term of the Subsequent Option shall be ten (10) years.

           (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
       Section 8 hereof.

           (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

           (D) the Subsequent Option shall become exercisable as to 12/48 of the Shares subject to the Subsequent Option at the end of 12 full months following the date of grant and as to 1/48 of the Shares subject to the Subsequent Option at the end of each full month thereafter, subject to continued service as an Outside Director.

       (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

    5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

    The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of five (5) years unless sooner terminated under Section 11 of the Plan.

    7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

    8.  EXERCISE OF OPTION.

    (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) RULE 16B-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

    (c) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

    (d) DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

    (e) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

    9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

    (A) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

    (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

    (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

    11.  AMENDMENT AND TERMINATION OF THE PLAN.

    (a) AMENDMENT AND TERMINATION. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with

Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

    (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

    12.   TIME OF GRANTING OPTIONS.   The date of grant  of an Option shall, for
all purposes, be the date determined in accordance with Section 4 hereof.

    13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    15.   OPTION  AGREEMENT.   Options  shall  be evidenced  by  written  option
agreements in such form as the Board shall approve.

    16. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                               PRELIMINARY PROXY
                                                                       EXHIBIT C

                               VISX INCORPORATED
                                1995 STOCK PLAN

    1.  PURPOSES OF THE PLAN.  The purposes of this Stock Plan are:

    - to attract and retain the best available personnel for positions of substantial responsibility,

    - to provide additional incentive to Employees and Consultants, and

    - to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Rights may also be granted under the Plan.

    2.  DEFINITIONS.  As used herein, the following definitions shall apply:

       (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

       (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

       (c)  "BOARD" means the Board of Directors of the Company.

       (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

       (e) "COMMITTEE" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

       (f)  "COMMON STOCK" means the Common Stock of the Company.

       (g)  "COMPANY" means VISX Incorporated, a Delaware corporation.

       (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term"Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

       (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, or
    Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of
    (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

       (j)  "DIRECTOR" means a member of the Board.

       (k)   "DISABILITY"  means total  and permanent  disability as  defined in
       Section 22(e)(3) of the Code.

       (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.
    Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

       (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

           (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

       (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

       (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

       (q) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option or Stock Right grant. In the case of Options, the Notice of Grant is part of the Option Agreement.

       (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (s)  "OPTION" means a stock option granted pursuant to the Plan.

       (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

       (u) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Right.

       (v) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option or Stock Right.

       (w) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (x)  "PLAN" means this 1995 Stock Plan.

       (y) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Rights under Section 11 below.

       (z) "RESTRICTED STOCK AWARD AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock awarded under a Stock Right. The Restricted Stock Award Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

       (aa) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

       (bb) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

       (cc) "SECTION 16(B)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

       (dd) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

       (ee) "STOCK RIGHT" means the right to purchase or receive as an award Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

       (ff) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions to Section 11 of the Plan, the total number of Shares reserved and available for issuance under the Plan is 10% of the Shares issued and outstanding on the date of adoption of the Plan, less the number of Shares issued under the VISX Incorporated 1996 Supplemental Stock Option Plan prior to the date the Plan is approved by the Company's shareholders, which number shall be increased on the first day of each new fiscal year of the Company from and including the 1996 fiscal year by a number of Shares equal to 3% of the number of Shares outstanding as of the last business day preceding each such first day of each new fiscal year. However, notwithstanding the preceding sentence, the maximum number of Shares available for issuance pursuant to Incentive Stock Options is 10% of the Shares issued and outstanding on the date of adoption of the Plan, less the number of Shares issued under the VISX Incorporated 1996 Supplemental Stock Option Plan prior to the date the Plan is approved by the Company's shareholders, which number shall be increased on the first day of each new fiscal year of the Company from and including the 1996 fiscal year by a number of Shares equal to 3% of the number of Shares outstanding as of the date of adoption of the Plan.

    If an Option or Stock Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, HOWEVER, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased or reacquired by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

    4.  ADMINISTRATION OF THE PLAN.

    (a)  PROCEDURE.

        (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

        (ii)   ADMINISTRATION WITH RESPECT TO  DIRECTORS AND OFFICERS SUBJECT TO
    SECTION 16(B). With respect to Option or Stock Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
    Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

        (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option or Stock Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

    (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

        (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

        (ii) to select the Consultants and Employees to whom Options and Stock Rights may be granted hereunder;

       (iii) to determine whether and to what extent Options and Stock Rights or any combination thereof, are granted hereunder;

       (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Right granted hereunder;

        (v) to approve forms of agreement for use under the Plan;

       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

       (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

      (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

       (ix) to modify or amend each Option or Stock Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Right previously granted by the Administrator;

       (xi) to determine the terms and restrictions applicable to Options and Stock Rights and any Restricted Stock; and

       (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

    (c)   EFFECT  OF ADMINISTRATOR'S  DECISION.   The Administrator's decisions,
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Rights.

    5. ELIGIBILITY. Nonstatutory Stock Options and Stock Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Right may be granted additional Options or Stock Rights.

    6.  LIMITATIONS.

    (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (b) Neither the Plan nor any Option or Stock Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

    (c) The following limitations shall apply to grants of Options and Stock Rights to Employees:

        (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Rights to purchase more than 500,000 Shares.

        (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Rights to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

       (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
    Section 13.

    7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of five (5) years unless terminated earlier under Section 15 of the Plan.

    8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.  OPTION EXERCISE PRICE AND CONSIDERATION.

    (a)   EXERCISE  PRICE.  The  per share exercise  price for the  Shares to be
issued  pursuant  to  exercise  of  an   Option  shall  be  determined  by   the
Administrator, subject to the following:

        (i) In the case of an Incentive Stock Option

           (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

           (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

    (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

    (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

        (i) cash;

        (ii) check;

       (iii) promissory note;

       (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

        (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

       (vii) any combination of the foregoing methods of payment; or

      (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  EXERCISE OF OPTION.

    (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

    (c) DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (e) RULE 16B-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11.  STOCK RIGHTS.

    (a) RIGHTS TO PURCHASE. Stock Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase or receive, the price to be paid (if any), and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Right. The offer shall be accepted by execution of a Restricted Stock Award Agreement or a Restricted Stock Purchase Agreement in such form as the Administrator shall determine and if so required by the Administrator. The number of Shares subject to grants of Stock Rights shall not exceed five percent (5%) of the total number of Shares authorized under the Plan.

    (b) REPURCHASE/REACQUISITION OPTION. Unless the Administrator determines otherwise, the Restricted Stock Award Agreement or the Restricted Stock Purchase Agreement, as the case may be, shall grant the Company a repurchase or reacquisition option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the Fair Market Value of the Shares at the date of grant of the Stock Right and may be paid by cancellation of any indebtedness of the purchaser to the Company. Reacquisition of Shares pursuant to the Restricted Stock Award Agreement shall require no consideration to be paid by the Company. The repurchase/reacquisition option shall lapse at a rate determined by the Administrator.

    (c) RULE 16B-3. Stock Rights granted to Insiders, and Shares purchased or received by Insiders in connection with Stock Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Right, and may only sell Shares purchased pursuant to the grant of a Stock Right, during such time or times as are permitted by Rule 16b-3.

    (d) OTHER PROVISIONS. The Restricted Stock Award Agreement or the Restricted Stock Purchase Agreement, as applicable, shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Award Agreements and Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

    (e) RIGHTS AS A STOCKHOLDER. Once the Stock Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Right is exercised, except as provided in
Section 13 of the Plan.

    12. NON-TRANSFERABILITY OF OPTIONS AND STOCK RIGHTS. An Option or Stock Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

    (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Right.

    (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Right would not otherwise be exercisable.

    (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Right, the Optionee shall have the right to exercise the Option or Stock Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Right, for each Share of Optioned Stock subject to the Option or Stock Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. DATE OF GRANT. The date of grant of an Option or Stock Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15.  AMENDMENT AND TERMINATION OF THE PLAN.

    (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

    (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

    (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16.  CONDITIONS UPON ISSUANCE OF SHARES.

    (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Right unless the exercise of such Option or Stock Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Right, the Company may require the person exercising such Option or Stock Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17.  LIABILITY OF COMPANY.

    (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option or Stock Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                               PRELIMINARY PROXY
                                                                       EXHIBIT D

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               VISX, INCORPORATED
                            ------------------------

    VISX, INCORPORATED (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), having filed its original Certificate of Incorporation on June 7, 1988, under the name of TTI Acquisition Corp., DOES HEREBY CERTIFY: That the following resolutions amending and restating the Company's Certificate of Incorporation were duly adopted by the Company's Board of Directors, and by a majority of the Company's Stockholders, in accordance with the provisions of Sections 242 and 245 of the General Corporation Law by the Board of Directors and by vote of the stockholders:

    NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:

         I: The name of the Company is VISX, Incorporated.

        II: The address of its registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent at such address is The Trust Company Corporation.

        III: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        IV:

           (A) The total number of shares of all classes of stock that the Company is authorized to issue is ninety-five million (95,000,000) shares, consisting of (1) ninety million (90,000,000) shares of Common Stock with a par value of $0.01 per share, and (2) five million (5,000,000) shares of Preferred Stock with a par value of $0.01 per share.

           (B) PREFERRED STOCK. The Preferred Stock may be issued in one or more series, and the Board of Directors of the Company is expressly authorized
       (I) to fix the descriptions, powers, preferences, rights, qualifications, limitations, and restrictions with respect to any series of Preferred Stock, and (II) to specify the number of shares of any series of Preferred Stock

         V: The Company reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights and powers conferred herein upon stockholders and directors are granted subject to this reservation.

        VI: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter or repeal the Bylaws of the Company.

       VII: Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the Bylaws, or, if not so designated, at the registered office of the Company in the State of Delaware. Elections of directors need not be by written ballot unless and to the extent that the Bylaws so provide.

      VIII: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Without limiting the foregoing in any respect, a director of this Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit.

        IX: (A) RIGHT TO INDEMNIFICATION.

               (1) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Company, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer , employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators.

               (2) The Company shall indemnify and hold harmless in such manner any person who was or is made a party or is threatened to be made a party to a proceeding by reason of the fact that he, she or a person of whom he or she is the legal representative, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or a partnership, joint venture, trust or other enterprise;

               (3) Notwithstanding the foregoing, except as provided in paragraph IX(B) below, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company. In the event a director or officer of the Company shall serve as a director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise in which the Company maintains an investment it shall be conclusively presumed for purposes of the indemnification provided for in subsection (A)(2) above that such service has been undertaken at the request of the Company. The foregoing presumption shall apply regardless of whether such director or officer is serving such entity at the request of a third party or that his or her service with such entity was commenced prior to the effectiveness of this Article of the Certificate of Incorporation or prior to his or her becoming an officer or director of the Company. The right to indemnification conferred in subsection
           (A)(1) above shall be a contract right based upon an offer from the Company which shall be deemed to be accepted by such person's service or continued service with the Company for any period after the adoption of this Article of the Certificate of Incorporation and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; PROVIDED, HOWEVER, that (if the Delaware General Corporation Law requires) the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the

           Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Company may, by action of its Board of Directors, provide indemnification to employees or agents of the Company with the same scope and effect as the foregoing indemnification of directors and officers.

           (B) RIGHT OF CLAIMANT TO BRING SUIT. If a claim under subsection IX(A)(1) of this Article is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Company to indemnify the claimant for the amount claimed. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

           (C) NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

           (D) INSURANCE. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware Corporation Law.

         X: Whenever a compromise or arrangement is proposed between the Company and its creditors or any class of them and/or between the Company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Company or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Company under the provisions of
    Section 291 Title 8 of the Delaware Code or on the application of trustees in dissolution or any receiver or receivers appointed for the Company under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, agree to any compromise or arrangement and to any reorganization of this Company as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders of the Company, as the case may be, and also on the Company.

    RESOLVED FURTHER, that the foregoing Amended and Restated Certificate of Incorporation is hereby approved and adopted.

    IN WITNESS WHEREOF, VISX, INCORPORATED has caused this Restated Certificate to be signed by Mark B. Logan, its President and Chief Executive Officer, this
    day of          , 1996.

                                          VISX, INCORPORATED

                                          By:-----------------------------------
                                              Mark B. Logan
                                             PRESIDENT AND CHIEF EXECUTIVE
                                              OFFICER

                               PRELIMINARY PROXY
                                                                       EXHIBIT E

                               VISX, INCORPORATED
                           INDEMNIFICATION AGREEMENT

    This   Indemnification   Agreement   ("Agreement")   is   effective   as  of
            , 1995 by  and between  VISX, Incorporated,  a Delaware  corporation
(the "Company"), and             ("Indemnitee").

                                   RECITALS:

    A. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

    B. In order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

    C. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors and executive officers, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

    D. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

    E. In view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

    NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

                                   AGREEMENT:

    1.  CERTAIN DEFINITIONS.

    (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement,

        (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities,

        (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof,

       (iii) the stockholders of the  Company approve a merger or  consolidation
    of   the  Company  with  any  other  corporation  other  than  a  merger  or consolidation which would result in the Voting

    Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation,

       (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

    (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

    (c) References to the "Company" shall include, in addition to VISX, Incorporated, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which VISX, Incorporated (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

    (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

    (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in [including on appeal], or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

    (f) "Expense Advance" shall mean a payment to Indemnitee pursuant to Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

    (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

    (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

    (i) "Reviewing Party" shall mean, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

    (j) "Section" refers to a section of this Agreement unless otherwise indicated.

    (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

    2.  INDEMNIFICATION.

    (a) INDEMNIFICATION OF EXPENSES. Subject to the provisions of Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

    (b) REVIEW OF INDEMNIFICATION OBLIGATIONS. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to Indemnitee to which Indemnitee is not entitled hereunder under applicable law; PROVIDED, HOWEVER, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

    (c) INDEMNITEE RIGHTS ON UNFAVORABLE DETERMINATION; BINDING EFFECT. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation, at Indemnitee's expense, seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15 below, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

    (d) SELECTION OF REVIEWING PARTY; CHANGE IN CONTROL. If during the term of this Agreement there has not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if during the term of this Agreement there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

    (e) MANDATORY PAYMENT OF EXPENSES. Notwithstanding any other provision of this Agreement other than Section 10 below, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

    3.  EXPENSE ADVANCES.

    (a) OBLIGATION TO MAKE EXPENSE ADVANCES. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefor by the Company hereunder under applicable law, the Company shall make Expense Advances to Indemnitee.

    (b)   FORM  OF UNDERTAKING.   Any obligation  to repay  any Expense Advances
hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

    (c) DETERMINATION OF REASONABLE EXPENSE ADVANCES. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

    4.  PROCEDURES FOR INDEMNIFICATION AND EXPENSE ADVANCES.

    (a) TIMING OF PAYMENTS. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by Indemnitee is presented to the Company.

    (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

    (c) NOTICE TO INSURERS. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies.

    (d) SELECTION OF COUNSEL. If the Company is obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of the foregoing notice, approval of counsel by the Indemnitee and the retention of the approved counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee reasonably concludes that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company does not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances under this Agreement.

    5.  ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

    (a) SCOPE. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) below.

    (b) NONEXCLUSIVITY. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though, subsequent to the event giving rise to Indemnitee's right to indemnification under this Agreement, Indemnitee may have ceased to serve in an indemnified capacity.

    6. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable under this Agreement.

    7. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount of such Expenses, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

    8. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

    9. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors and officers, employees, agents or fiduciaries, the actions of Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer.

    10. EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement to do any of the following:

    (a) EXCLUDED ACTION OR OMISSIONS. To indemnify or make Expense Advances to Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

    (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

    (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

    (d) CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

    11.    COUNTERPARTS.    This  Agreement  may  be  executed  in  one  or more
counterparts, each of which shall constitute an original.

    12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to

Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

    13. EXPENSES INCURRED IN ACTION RELATING TO ENFORCEMENT OR INTERPRETATION. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

    14. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; PROVIDED, HOWEVER, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    15. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand or by overnight express delivery service and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

    16. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

    17. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this

Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

    18. CHOICE OF LAW. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

    19. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

    20. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

    21. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties to this Agreement and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

    22. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

    IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

VISX, INCORPORATED

By:

Name:

Title:

Address: 3400 Central Expressway
         Santa Clara, California 95051

                                          AGREED TO AND ACCEPTED

                                          INDEMNITEE:

                                          (signature)

                                          Name

                                          Address

                                Preliminary Proxy

VISX Logo


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m. on Friday, May 17, 1996, at the offices of the Company in Santa Clara, California. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you do plan to attend the meeting, please mark the appropriate box on the proxy.

                                        Sincerely,
                                        Mark B. Logan



                                        Chairman of the Board and
                                        Chief Executive Officer


/X/  Please mark votes as in this example.


            DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS

the following five Directors:
Elizabeth H. Davila
Glendon E. French             FOR            WITHHELD
John W. Galiardo              / /               / /
Mark B. Logan
Richard B. Sayford

/ /  ______________________________________
     For all nominees except as noted above


2.   To ratify the adoption of amended            FOR   AGAINST  ABSTAIN
     and restated Bylaws of the Company           / /     / /      / /

3.   To ratify the adoption of the 1995           / /     / /      / /
     Directors' Option Plan.

4.   To ratify the adoption of the 1995           / /     / /      / /
     Stock Plan.

5.   To approve an amendment to the               / /     / /      / /
     Company's Restated Certificate of
     Incorporation to increase the
     authorized number of shares of
     Common Stock.

6.   To approve an amendment to the               / /     / /      / /
     Company's Restated Certificate of
     Incorporation to authorize a class
     of Preferred Stock.

7.   To adopt a form of                           / /     / /      / /
     Indemnification Agreement.

8.   To ratify the appointment of independent     / /     / /      / /
     public accountants.

9.   To act upon such other matters as may        / /     / /      / /
     properly come before the meeting or any
     adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE                      / /

MARK HERE FOR COMMENTS                            / /

MARK HERE TO DISCONTINUE DUPLICATE MAILINGS       / /


REGISTRATION


Please sign exactly as your name(s) appear.  Joint owners should both sign.
Signature: ___________________________________ Date:_____________
Signature: ___________________________________ Date:_____________

                               VISX, INCORPORATED
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


     The undersigned hereby appoints Mark B. Logan and Elizabeth H. Davila as proxies to vote at the Annual Meeting of Stockholders of VISX, Incorporated (the "Company") to be held on May 17, 1996 at 9:00 a.m. local time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. If no direction is made, this proxy will be voted for each nominee for director, for proposals 2, 3, 4, 5, 6, 7, and 8, and at the discretion of the proxy holders upon such other business as may properly come before the meeting. If any nominee for director is unable or declines to serve as a director, this proxy will be voted for any nominee that the present Board of Directors designates.

                         (To be Signed on Reverse Side)